UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Amendment to and Temporary Increase in Sterling Domestic Credit Facility:

SGRP and certain of its US and Canadian subsidiaries, (namely SPAR Marketing Force, Inc., SPAR Assembly & Installation, Inc. (f/k/a SPAR National Assembly Services, Inc.), SPAR Group International, Inc., SPAR Trademarks, Inc., SPAR Acquisition, Inc., SPAR Canada, Inc. and SPAR Canada Company) (together with SGRP, the "Borrowers"), are parties to a Revolving Loan and Security Agreement dated as of July 6, 2010, as amended (as amended, the "Sterling Loan Agreement"), with Sterling National Bank (the "Lender"), and their Amended and Restated Secured Revolving Loan Note in the amended maximum principal amounts of $9.0 million to Sterling National Bank (as amended, the "Restated Sterling Note"), to document and govern their credit facility with the Lender (including such agreement and note, the "Sterling Credit Facility"). The Sterling Credit Facility as amended currently is scheduled to expire and the Borrowers' loans thereunder will become due on July 6, 2017 (with no early termination fee).

The amendment to the Sterling Credit Facility effective as of December 22, 2016 (the "Eighth Sterling Amendment"), among other things, temporarily increased the maximum principal amounts of Sterling's commitment under the Sterling Loan Agreement from $8.5 million to 9.0 million through January 31, 2017 (when such maximum reverts to $8.5 million), increased the interest charges from Sterling's prime rate minus 0.50 per annum to Sterling's prime rate plus 0.50% per annum, and provided for the Borrowers' issuance of the Restated Sterling Note in replacement of the old notes.

Revolving loans of up to $9.0 million ($8.5 million after January 31, 2017) are available to the Borrowers under the Sterling Credit Facility based upon the borrowing base formula defined in the Sterling Loan Agreement (principally 85% of "eligible" US and Canadian accounts receivable less certain reserves). The Sterling Credit Facility is secured by substantially all of the assets of the Borrowers (other than the Company's non-Canadian foreign subsidiaries, certain designated domestic subsidiaries, and those subsidiaries' respective equity and assets).

The Sterling Loan Agreement currently requires the Borrowers to pay interest on the loans thereunder equal to the greater of (i) the Agent's floating Prime Rate (as defined in such agreement) plus one half of one percent (0.5%) per annum or (ii) 3.75% per annum), and to pay a fee on the maximum unused line thereunder equal to one-eighth of one percent (0.125%) per annum.

The Sterling Loan Agreement continues to require the Borrowers to maintain certain financial covenants (unchanged by the Eighth Sterling Amendment), including maintenance by the Borrowers of a minimum combined tangible net worth of $3.4 million and minimum consolidated tangible net worth of $4.8 million, with those figures increasing by at least 50% of combined and consolidated net profit each year, respectively. In addition, the Borrowers must not exceed a maximum combined indebtedness to tangible net worth ratio of 3.0 to 1.0, and consolidated tangible net worth ratio of 4.0 to 1.0 for the Company, and the Borrowers must maintain a minimum fixed charge coverage ratio of 1.5 to 1.0. Also, capital expenditures for the Borrowers cannot exceed $2.0 million during any fiscal year, and, on a consolidated basis, the Company's year-end operations may not result in a loss or deficit, as determined in accordance with GAAP. As previously reported in the Company's most recent Quarterly Report filed on Form 10-Q, The Company was not in compliance with the Fixed Charge Ratio covenant at September 30, 2016, however a waiver was obtained from Sterling Bank on November 18, 2016.

The Eighth Sterling Amendment and the Restated Sterling Note are attached hereto and filed herewith as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on March 30, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report includes (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

99.1

Eighth Agreement of Amendment to Revolving Loan and Security Agreement And Other Documents, dated and effective as of December 22, 2016, by and among Sterling National Bank, as "Lender" and "Agent", and SPAR Group, Inc., SPAR Installation & Assembly, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc., SPAR Canada, Inc., and SPAR Canada Company, each as a "Borrower" under such loan agreement as of such amendment date (and such amendment is attached hereto and filed herewith)..

99.2

Amended and Restated Secured Revolving Loan Note dated as of December 22, 2016, in the original maximum principal amount of $8,500,000 issued to Sterling National Bank by SPAR Group, Inc., SPAR Installation & Assembly, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc., SPAR Canada, Inc., and SPAR Canada Company, each as a "Borrower" under such note, pursuant to (and governed by) the Sterling Loan Agreement as amended (and such note is attached hereto and filed herewith). .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: December 28, 2016	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Eighth Agreement of Amendment to Revolving Loan and Security Agreement And Other Documents, dated and effective as of December 22, 2016, by and among Sterling National Bank, as "Lender" and "Agent", and SPAR Group, Inc., SPAR Installation & Assembly, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc., SPAR Canada, Inc., and SPAR Canada Company, each as a "Borrower" under such loan agreement as of such amendment date (and such amendment is attached hereto and filed herewith).

99.2

Amended and Restated Secured Revolving Loan Note dated as of December 22, 2016, in the original maximum principal amount of $9,000,000 issued to Sterling National Bank by SPAR Group, Inc., SPAR Installation & Assembly, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc., SPAR Canada, Inc., and SPAR Canada Company, each as a "Borrower" under such note, pursuant to (and governed by) the Sterling Loan Agreement as amended (and such note is attached hereto and filed herewith).